UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2006

United America Indemnity, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	000-50511	98-0417107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Walker House, 87 Mary Street, P.O. Box 908GT, Cayman Islands, Cayman Islands		None
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(345) 949-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

1) Amendment No. 3 to the United America Indemnity, Ltd. Share Incentive Plan

On May 25, 2006, the Company’s shareholders approved Amendment No. 3 ("Amendment No. 3") to the United America Indemnity, Ltd. Share Incentive Plan (the "Share Plan"), effective as of March 31, 2006. The following description of Amendment No. 3 is qualified in its entirety by reference to the terms of such Amendment No. 3 and the Share Plan (as previously amended), which are incorporated by reference to Exhibit 10.1 of this Form 8-K, Appendix A of the Company's Proxy Statement filed with the Securities and Exchange Commission ("SEC") on April 4, 2005 ("2005 Proxy Statement"), and Appendix C of the Company’s Proxy Statement filed with the SEC on April 12, 2004, respectively.

Amendment No. 3 adds to the performance criteria pursuant to which equity awards may be granted, become vested, or otherwise are awarded, a new performance criterion regarding the achievement of certain targets with respect to book value, assets or liabilities. Amendment No. 3 also makes certain technical changes.

2) Amendment No. 1 to the Amended and Restated United America Indemnity, Ltd. Annual Incentive Awards Program

On May 25, 2006, the Company's shareholders approved Amendment No. 1 ("Amendment No. 1") to the Amended and Restated United America Indemnity, Ltd. Annual Incentive Awards Program (the "Program"), effective March 31, 2006. The following description of Amendment No. 1 is qualified in its entirety by reference to the terms of such Amendment No. 1 and the Program, which are incorporated by reference to Exhibit 10.2 of this Form 8-K and Appendix B of Company’s 2005 Proxy Statement, respectively.

Amendment No. 1 adds to the performance criteria pursuant to which cash awards under the Program may be made, a new performance criterion regarding the achievement of certain targets with respect to book value, assets or liabilities.

3) Amendment No. 1 to the Management Agreement

On May 25, 2006, the Company, Fox Paine & Company, LLC ("Fox Paine") and Wind River Holdings, L.P, formerly The AMC Group, L.P. ("Wind River"), entered into Amendment No. 1 (the "Amendment") to the Management Agreement (the "Agreement"). The following description of the Amendment is qualified in its entirety by reference to the terms of such Amendment and the Agreement, which are incorporated by reference to Exhibit 10.3 of this Form 8-K and Exhibit 10.3 of Amendment No. 1 to the Company’s Registration Statement on Form S-1 (Registration No. 333-108857) filed on October 28, 2003, respectively.

The Amendment terminates Wind River’s services as of May 25, 2006, and provides that Wind River shall refund to the Company the sum of $35,134, as a net repayment of the Annual Service Fee paid by the Company to Wind River on November 2, 2005. Furthermore, the Amendment modifies the Agreement to reflect the Company’s new 6.22% Guaranteed Senior Notes, as opposed the previously referenced Wind River 5% Senior Notes, which were paid off by the Company in 2005.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Amendment No. 3 to United America Indemnity, Ltd. Share Incentive Plan
10.2 Amendment No. 1 to United America Indemnity, Ltd. Annual Incentive Awards Program
10.3 Amendment No. 1 to Management Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United America Indemnity, Ltd.

June 1, 2006	By:	Garland Pezzuolo

Name: Garland Pezzuolo
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 3 to United America Indemnity, Ltd. Share Incentive Plan
10.2	Amendment No. 1 to United America Indemnity, Ltd. Annual Incentive Awards Program
10.3	Amendment No. 1 to Management Agreement